UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

SCYNEXIS, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36365	56-2181648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Evertrust Plaza 13th Floor
Jersey City, New Jersey		07302-6548
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 201 884-5485

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SCYX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 25, 2026, SCYNEXIS, Inc. (“SCYNEXIS” or the “Company”) entered into an Award/Contract (the “BARDA Contract”) with the Biomedical Advanced Research and Development Authority (BARDA), part of the Administration for Strategic Preparedness and Response (ASPR) within the U.S. Department of Health and Human Services, to support the development of SCY-247, the Company’s second-generation fungerp antifungal candidate.

The BARDA Contract provides for potential total non-dilutive funding by BARDA of up to $214 million. The initial base period of the BARDA Contract commences in September 2026 and provides approximately $18.5 million to support the advancement of oral and intravenous SCY-247 into a Phase 2 study in patients with invasive candidiasis. The balance of the award is subject to BARDA exercising up to six options which could extend the term of the BARDA Contract for up to ten years. If all options are exercised, the BARDA Contract could fund the development of SCY-247 from its current stage through New Drug Application (“NDA”) submissions to the U.S. Food and Drug Administration (“FDA”) for two indications: treatment of invasive candidiasis and prevention of invasive fungal infections in high-risk patients.

The BARDA Contract is structured as a cost-share arrangement, with BARDA providing support for eligible SCY-247 costs, including both direct and general and administrative expenses. The Company expects to fund its share of near-term program costs for SCY-247 within its existing operating plan. The Company’s previously communicated development plans for SCY-770, its lead product candidate for Autosomal Dominant Polycystic Kidney Disease (ADPKD), and its projected cash runway into 2029 remain unchanged.

This project has been funded in whole or in part with federal funds from the U.S. Department of Health and Human Services; Administration for Strategic Preparedness and Response; Center for the Biomedical Advanced Research and Development Authority, under contract number 75A50126C00007.

The BARDA Contract contains terms and conditions that are customary for contracts with BARDA of this nature. The foregoing description of the BARDA Contract does not purport to be complete and is qualified in its entirety by reference to the full text of the BARDA Contract, a copy of which the Company plans to file, with confidential terms redacted, with the Securities and Exchange Commission as an exhibit to its Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2026.

Item 7.01 Regulation FD Disclosure.

On September 28, 2026, the Company issued a press release announcing the BARDA Contract. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01 (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “could,” “expect,” “estimate,” “may,” “should,” “will,” and “would” and similar expressions and the negatives of those terms. Forward-looking statements are based on management’s beliefs and assumptions and on information available to management only as of the date of this report. Examples of these forward-looking statements include, but are not limited to, statements concerning potential funding and expected proceeds from BARDA, whether BARDA will exercise all options, continued advancement of SCY-247 and SCY-770, expected funding to advance SCY-247 from current stage through NDA submission for two indications, and the Company’s projected cash runway into 2029. The Company’s actual results could differ materially from those anticipated in these forward-looking statements for many reasons. These risks and uncertainties include, among others: the possibility that the Company may be adversely affected by other economic, business and/or competitive factors; risks associated with the development and timing of the Company’s programs, including, which may affect the initiation, timing and progress of clinical trials and pathways to approval; the Company’s ability to fund its operations and to raise additional capital as needed; and the impact of global economic uncertainty, rising inflation, rising interest rates or market disruptions on its business. These risks and uncertainties are more fully described under the heading “Risk Factors” in the Company’s filings with the SEC, including its Annual Report on Form 10-K filed with the SEC on March 4, 2026, and its subsequent filings with the SEC from time to time. Given these risks, uncertainties and other factors, you should not place undue reliance on these forward-looking statements and, except as required by law, the Company assumes no obligation to update these forward-looking statements, even if new information becomes available in the future.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of the Company dated September 28, 2026.

104.1	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

Date:	September 28, 2026	By:	/s/ David Angulo, M.D.
		Name: Its:	David Angulo, M.D. Chief Executive Officer